SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2007

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-32624	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

   1703 Edelweiss Drive, Cedar Park, Texas  78613

(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (512) 250-8692

_____________________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.01.       COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

          On July 31, 2007, the Company was the successful bidder for the acquisition of a 25.23150% working interest and a 22.077% net revenue interest in the Apache Bromide Unit located in Caddo County, Oklahoma.  The interest was purchased from Merit Management Partners I, L.P. (formerly known as Merit Partners, L.P.)  The purchase price for the interest was $1,880,611.50, of which $1,000,000 was drawn on the Company’s line of credit with Citibank and the balance paid from cash on hand.  The final conveyance documents were executed on August 7, 2007.

ITEM 9.01:      FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

Registrant has determined that audited financial statements will not be required under Item 3.10 of Regulation S-B arising out of this acquisition.

(b)	Pro Forma Financial Information

Registrant has determined that pro forma financial information is not required under Item 3.10 of Regulation S-B arising out of this acquisition.

(c)	Exhibits

Item	Title

99.1

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: August 8, 2007	By: /s/ Ray Reaves_______________ Ray Reaves, President